FOR IMMEDIATE RELEASE

Ciena Reports Fiscal Second Quarter 2013 Financial Results

Achieves record quarterly revenue by surpassing $500M milestone

HANOVER, Md. - June 6, 2013 - Ciena® Corporation (NASDAQ: CIEN), the network specialist, today announced unaudited financial results for its fiscal second quarter ended April 30, 2013.

For the fiscal second quarter 2013, Ciena reported revenue of $507.7 million.

On the basis of generally accepted accounting principles (GAAP), Ciena's net loss for the fiscal second quarter 2013 was $(27.1) million, or $(0.27) per common share, which compares to a GAAP net loss of $(27.8) million, or$(0.28) per common share, for the fiscal second quarter 2012.

Ciena's adjusted (non-GAAP) net income for the fiscal second quarter 2013 was $2.2 million, or $0.02 per common share, which compares to an adjusted (non-GAAP) net income of $3.7 million, or $0.04 per common share, for the fiscal second quarter 2012.

“We have designed Ciena to take advantage of the fundamental shift in network architecture driven by changing end-user demands, and our strong quarterly and first half of 2013 performance are a direct result of that strategy. Our unique ability to provide customers convergence, automation, openness and software intelligence positions us to lead the industry in this shift,” said Gary B. Smith, president and CEO of Ciena. “These dynamics are creating new opportunities that we believe will enable us to continue making progress toward our long-term financial goals.”

Fiscal Second Quarter 2013 Performance Summary
The tables below (in millions, except percentage data) provide comparisons of certain quarterly results to prior periods, including sequential quarterly and year-over-year changes. A reconciliation between the GAAP and adjusted (non-GAAP) measures contained in this release is included in Appendix A.

	GAAP Results
	Q2	Q1	Q2	Period Change
	FY 2013	FY 2013	FY 2012	Q-T-Q*	Y-T-Y*
Revenue	$507.7	$453.1	$477.6	12.1%	6.3%
Gross margin	41.3%	43.2%	38.3%	(1.9)%	3.0%
Operating expense	$220.1	$201.4	$194.4	9.3%	13.2%
Operating margin	(2.1)%	(1.2)%	(2.4)%	(0.9)%	0.3%

	Non-GAAP Results
	Q2	Q1	Q2	Period Change
	FY 2013	FY 2013	FY 2012	Q-T-Q*	Y-T-Y*
Revenue	$507.7	$453.1	$477.6	12.1%	6.3%
Adj. gross margin	42.5%	44.6%	39.6%	(2.1)%	2.9%
Adj. operating expense	$197.4	$176.6	$172.9	11.8%	14.2%
Adj. operating margin	3.7%	5.6%	3.4%	(1.9)%	0.3%

	Revenue by Segment
	Q2 FY 2013		Q1 FY 2013		Q2 FY 2012
	Revenue	%	Revenue	%	Revenue	%
Converged Packet Optical	$291.4	57.4	$240.0	53.0	$264.6	55.4
Packet Networking	57.1	11.2	45.8	10.1	29.9	6.3
Optical Transport	57.4	11.3	57.6	12.7	84.4	17.7
Software and Services	101.8	20.1	109.7	24.2	98.7	20.6
Total	$507.7	100.0	$453.1	100.0	$477.6	100.0

* Denotes % change, or in the case of margin, absolute change

Additional Performance Metrics for Fiscal Second Quarter 2013

•	Non-U.S. customers contributed 43% of total revenue

•	Two customers accounted for greater than 10% of revenue and represented 31.3% of total revenue

•	Cash and investments totaled $456.5 million

•	Cash flow from operations totaled $44.9 million

•	Free cash flow totaled $35.6 million

•	Average days' sales outstanding (DSOs) were 75

•	Accounts receivable balance was $421.0 million

•	Inventories totaled $248.1 million, including:

◦	Raw materials: $49.9 million

◦	Work in process: $9.7 million

◦	Finished goods: $145.1 million

◦	Deferred cost of sales: $84.2 million

◦	Reserve for excess and obsolescence: $(40.8) million

•	Product inventory turns were 3.9

•	Headcount totaled 4,546

Business Outlook for Fiscal Third Quarter 2013
Statements relating to business outlook are forward-looking in nature and actual results may differ materially. These statements should be read in the context of the Notes to Investors below.

Ciena expects fiscal third quarter 2013 financial performance to include:

•	Revenue in the range of $515 to $545 million

•	Adjusted (non-GAAP) gross margin in the low 40s percent range

•	Adjusted (non-GAAP) operating expense in the mid $190s million range

Live Web Broadcast of Unaudited Fiscal Second Quarter 2013 Results
Ciena will host a discussion of its unaudited fiscal second quarter 2013 results with investors and financial analysts today, Thursday, June 6, 2013 at 8:30 a.m. (Eastern). The live broadcast of the discussion will be available via Ciena's homepage at http://www.ciena.com/. To accompany its live broadcast, Ciena has posted to the Investor Relations page of its website at: www.ciena.com/investors a presentation for investors that includes certain highlighted information to be discussed on the call and certain historical results of operation. An archived transcript of the discussion will be available shortly following the conclusion of the live broadcast on the Investor Relations page of Ciena's website at: www.ciena.com/investors.

Notes to Investors

Forward-looking statements. This press release contains certain forward-looking statements that involve risks and uncertainties. These statements are based on current expectations, forecasts, assumptions and other information available to the Company as of the date hereof. Forward-looking statements include statements regarding Ciena's expectations, beliefs, intentions or strategies regarding the future and can be identified by forward-looking words such as "anticipate," "believe," "could," "estimate," "expect," "intend," "may," "should," "will," and "would" or similar words. Forward-looking statements in this release include Ciena's "Business Outlook for Fiscal Third Quarter of 2013" as well as: “We have designed Ciena to take advantage of the fundamental shift in network architecture driven by changing end-user demands, and our strong quarterly and first half of 2013 performance are a direct result of that strategy."; "Our unique ability to provide customers convergence, automation, openness and software intelligence positions us to lead the industry in this shift.”; "These dynamics are creating new opportunities that we believe will enable us to continue making progress toward our long-term financial goals."

Ciena's actual results, performance or events may differ materially from these forward-looking statements made or implied due a number of risks and uncertainties relating to Ciena's business, including: the effect of broader economic and market conditions on our customers and their business; changes in network spending or network strategy by large communication service providers; seasonality and the timing and size of customer orders, including our ability to recognize revenue relating to such sales; the level of competitive pressure we encounter; the product, customer and geographic mix of sales within the period; supply chain disruptions and the level of success relating to efforts to optimize Ciena's operations; changes in foreign currency exchange rates affecting revenue and operating expense; and the other risk factors disclosed in Ciena's Report on Form 10-Q filed with the Securities and Exchange Commission on March 13, 2013. Ciena assumes no obligation to update any forward-looking information included in this press release.

Non-GAAP Presentation of Quarterly Results. This release includes non-GAAP measures of Ciena's gross profit, operating expense, income (loss) from operations, net income (loss) and net income (loss) per share. In evaluating the operating performance of Ciena's business, management excludes certain charges and credits that are required by GAAP. These items share one or more of the following characteristics: they are unusual and Ciena does not expect them to recur in the ordinary course of its business; they do not involve the expenditure of cash; they are unrelated to the ongoing operation of the business in the ordinary course; or their magnitude and timing is largely outside of Ciena's control. Management believes that the non-GAAP measures below provide management and investors useful information and meaningful insight to the operating performance of the business. The presentation of these non-GAAP financial measures should be considered in addition to Ciena's GAAP results and these measures are not intended to be a substitute for the financial information prepared and presented in accordance with GAAP. Ciena's non-GAAP measures and the related adjustments may differ from non-GAAP measures used by other companies and should only be used to evaluate Ciena's results of operations in conjunction with our corresponding GAAP results. To the extent not previously disclosed in a prior Ciena financial results press release, Appendix A to this press release sets forth a complete GAAP to non-GAAP reconciliation of the non-GAAP measures contained in this release.

About Ciena. Ciena is the network specialist. We collaborate with customers worldwide to unlock the strategic potential of their networks and fundamentally change the way they perform and compete. Ciena leverages its deep expertise in packet and optical networking and distributed software automation to deliver solutions in alignment with OPn, its approach for building open next-generation networks. We enable a high-scale, programmable infrastructure that can be controlled and adapted by network-level applications, and provide open interfaces to coordinate computing, storage and network resources in a unified, virtualized environment. Investors are encouraged to review the Investors section of our website at www.ciena.com/investors, where we routinely post press releases, SEC filings, recent news, financial results, other announcements and, from time to time, exclusively post material information as with the other disclosure channels that we use.

CIENA CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)
(unaudited)

	Quarter Ended April 30,		Six Months Ended April 30,
	2012	2013	2012	2013
Revenue:
Products	$384,726	$413,217	$718,399	$766,274
Services	92,891	94,495	175,903	194,531
Total revenue	477,617	507,712	894,302	960,805
Cost of goods sold:
Products	234,372	239,441	432,124	435,962
Services	60,304	58,758	111,481	119,535
Total cost of goods sold	294,676	298,199	543,605	555,497
Gross profit	182,941	209,513	350,697	405,308
Operating expenses:
Research and development	90,399	100,787	180,063	189,912
Selling and marketing	62,517	74,475	126,928	141,063
General and administrative	26,670	30,883	56,334	59,091
Amortization of intangible assets	12,967	12,439	26,438	24,892
Restructuring costs	1,851	1,509	3,573	6,539
Total operating expenses	194,404	220,093	393,336	421,497
Loss from operations	(11,463)	(10,580)	(42,639)	(16,189)
Interest and other income (loss), net	(4,387)	(2,716)	(9,274)	(2,853)
Interest expense	(9,646)	(11,392)	(19,216)	(22,124)
Loss on extinguishment of debt	—	—	—	(28,630)
Loss before income taxes	(25,496)	(24,688)	(71,129)	(69,796)
Provision for income taxes	2,284	2,391	4,304	4,607
Net loss	$(27,780)	$(27,079)	$(75,433)	$(74,403)
Basic net loss per common share	$(0.28)	$(0.27)	$(0.77)	$(0.73)
Diluted net loss per potential common share	$(0.28)	$(0.27)	$(0.77)	$(0.73)
Weighted average basic common shares outstanding	98,981	101,913	98,525	101,560
Weighted average dilutive potential common shares outstanding	98,981	101,913	98,525	101,560

CIENA CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands, except share data)
(unaudited)

	October 31, 2012	April 30, 2013
ASSETS
Current assets:
Cash and cash equivalents	$642,444	$356,498
Short-term investments	50,057	99,973
Accounts receivable, net	345,496	421,014
Inventories	260,098	248,096
Prepaid expenses and other	117,595	138,577
Total current assets	1,415,690	1,264,158
Equipment, furniture and fixtures, net	123,580	117,553
Other intangible assets, net	257,137	221,476
Other long-term assets	84,736	90,157
Total assets	$1,881,143	$1,693,344
LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)
Current liabilities:
Accounts payable	$179,704	$198,820
Accrued liabilities	209,540	222,783
Deferred revenue	79,516	98,603
Convertible notes payable	216,210	—
Total current liabilities	684,970	520,206
Long-term deferred revenue	27,560	28,272
Other long-term obligations	31,779	32,989
Long-term convertible notes payable	1,225,806	1,209,814
Total liabilities	1,970,115	1,791,281
Commitments and contingencies
Stockholders’ equity (deficit):
Preferred stock – par value $0.01; 20,000,000 shares authorized; zero shares issued and outstanding	—	—
Common stock – par value $0.01; 290,000,000 shares authorized; 100,601,792 and 102,035,119 shares issued and outstanding	1,006	1,020
Additional paid-in capital	5,797,765	5,864,381
Accumulated other comprehensive income (loss)	(3,354)	(4,546)
Accumulated deficit	(5,884,389)	(5,958,792)
Total stockholders’ equity (deficit)	(88,972)	(97,937)
Total liabilities and stockholders’ equity (deficit)	$1,881,143	$1,693,344

CIENA CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	Six Months Ended April 30,
	2012	2013
Cash flows from operating activities:
Net loss	$(75,433)	$(74,403)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Loss on extinguishment of debt	—	28,630
Depreciation of equipment, furniture and fixtures, and amortization of leasehold improvements	29,079	28,857
Share-based compensation costs	16,830	18,147
Amortization of intangible assets	37,865	35,661
Provision for inventory excess and obsolescence	13,982	9,027
Provision for warranty	16,615	11,060
Other	7,993	5,068
Changes in assets and liabilities:
Accounts receivable	19,107	(76,526)
Inventories	(26,630)	2,975
Prepaid expenses and other	19,597	(33,969)
Accounts payable, accruals and other obligations	8,315	24,805
Deferred revenue	6,036	19,799
Net cash provided by (used in) operating activities	73,356	(869)
Cash flows used in investing activities:
Payments for equipment, furniture, fixtures and intellectual property	(16,150)	(21,496)
Restricted cash	(17,202)	1,679
Purchase of available for sale securities	—	(99,914)
Proceeds from maturities of available for sale securities	—	50,000
Proceeds from sale of cost method investment	524	—
Net cash used in investing activities	(32,828)	(69,731)
Cash flows from financing activities:
Payment of long term debt	—	(216,210)
Payment for debt and equity issuance costs	—	(3,661)
Payment of capital lease obligations	(699)	(1,427)
Proceeds from issuance of common stock	5,715	5,955
Net cash provided by (used in) financing activities	5,016	(215,343)
Effect of exchange rate changes on cash and cash equivalents	(1,893)	(3)
Net increase (decrease) in cash and cash equivalents	45,544	(285,943)
Cash and cash equivalents at beginning of period	541,896	642,444
Cash and cash equivalents at end of period	$585,547	$356,498
Supplemental disclosure of cash flow information
Cash paid during the period for interest	$16,520	$15,720
Cash paid during the period for income taxes, net	$5,811	$5,136
Non-cash investing and financing activities
Purchase of equipment in accounts payable	$4,004	$3,006
Fixed assets acquired under capital leases	$4,427	$1,286

APPENDIX A - Reconciliation of Adjusted (Non- GAAP) Quarterly Measurements

	Quarter Ended
	April 30,
	2012	2013
Gross Profit Reconciliation (GAAP/non-GAAP)
GAAP gross profit	$182,941	$209,513
Share-based compensation-products	460	686
Share-based compensation-services	367	435
Amortization of intangible assets	5,484	5,384
Total adjustments related to gross profit	6,311	6,505
Adjusted (non-GAAP) gross profit	$189,252	$216,018
Adjusted (non-GAAP) gross profit percentage	39.6%	42.5%

Operating Expense Reconciliation (GAAP/non-GAAP)
GAAP operating expense	$194,404	$220,093
Share-based compensation-research and development	2,092	2,204
Share-based compensation-sales and marketing	2,820	3,382
Share-based compensation-general and administrative	2,141	3,144
Acquisition and integration costs	(410)	—
Amortization of intangible assets	12,967	12,439
Restructuring costs	1,851	1,509
Total adjustments related to operating expense	21,461	22,678
Adjusted (non-GAAP) operating expense	$172,943	$197,415

Income (Loss) from Operations Reconciliation (GAAP/non-GAAP)
GAAP loss from operations	$(11,463)	$(10,580)
Total adjustments related to gross profit	6,311	6,505
Total adjustments related to operating expense	21,461	22,678
Adjusted (non-GAAP) income from operations	$16,309	18,603
Adjusted (non-GAAP) operating margin percentage	3.4%	3.7%

Net Income (Loss) Reconciliation (GAAP/non-GAAP)
GAAP net loss	$(27,780)	$(27,079)
Total adjustments related to gross profit	6,311	6,505
Total adjustments related to operating expense	21,461	22,678
Non-cash interest expense	—	247
Change in fair value of embedded redemption feature	3,750	(120)
Adjusted (non-GAAP) net income	$3,742	$2,231

Weighted average basic common shares outstanding	98,981	101,913
Weighted average dilutive potential common shares outstanding	100,715	103,165

Net Income (Loss) per Common Share
GAAP diluted net loss per common share	$(0.28)	$(0.27)
Adjusted (non-GAAP) diluted net income per common share	$0.04	$0.02

The adjusted (non-GAAP) measures above and their reconciliation to Ciena's GAAP results for the periods presented reflect adjustments relating to the following items:

•	Share-based compensation expense - a non-cash expense incurred in accordance with share-based compensation accounting guidance.

•
Amortization of intangible assets - a non-cash expense arising from the acquisition of intangible assets, principally developed technologies and customer-related intangibles, that Ciena is required to amortize over its expected useful life.

•
Acquisition and integration costs - reflects transaction expense, and consulting and third party service fees associated with the acquisition of the Nortel MEN Business and the integration of this business into Ciena's operations.

•
Restructuring costs - costs incurred as a result of restructuring activities (or in the case of recoveries, previous restructuring activities) taken to align resources with perceived market opportunities.

•
Non-cash interest expense - a non-cash debt discount expense amortized as interest expense during the term of Ciena's 4.0% senior convertible notes due December 15, 2020 relating to the required separate accounting of the equity component of these convertible notes.

•
Change in fair value of embedded redemption feature - a non-cash unrealized gain or loss reflective of a mark to market fair value adjustment of an embedded derivative related to the redemption feature of Ciena's outstanding 4.0% senior convertible notes due March 15, 2015.